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                                                                EXHIBIT NO. 10


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions 'Financial Highlights' in the Prospectus and 'Auditors' in the Statement of Additional Information and to the incorporation by reference of our report dated May 15, 2000 on PaineWebber Cashfund, Inc., in this Registration Statement (Form N-1A No. 2-60655) of PaineWebber Cashfund, Inc.

                                          /s/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP

New York, New York
July 25, 2000